Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
December 31, 2022

Table of Contents

GAAP-Basis Financial Information:
5-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	7
Selected Average Balances by Currency - Rates Earned and Paid	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	20
Reconciliations of Constant Currency FX Impacts	21

Capital:
Reconciliation of Tangible Common Equity Ratio	22
Regulatory Capital	23

This financial information should be read in conjunction with State Street's news release dated January 20, 2023.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2018	2019	2020	2021	2022
Year ended December 31:
Total fee revenue	$9,454	$9,147	$9,499	$10,012	$9,606
Net interest income	2,671	2,566	2,200	1,905	2,544
Other income	6	43	4	110	(2)
Total revenue	12,131	11,756	11,703	12,027	12,148
Provision for credit losses	15	10	88	(33)	20
Total expenses	9,015	9,034	8,716	8,889	8,801
Income before income tax expense	3,101	2,712	2,899	3,171	3,327
Income tax expense	508	470	479	478	553
Net income	2,593	2,242	2,420	2,693	2,774
Net income available to common shareholders	$2,404	$2,009	$2,257	$2,572	$2,660
Per common share:
Diluted earnings per common share	$6.39	$5.38	$6.32	$7.19	$7.19
Average diluted common shares outstanding (in thousands)	376,476	373,666	357,106	357,962	370,109
Cash dividends declared per common share	$1.78	$1.98	$2.08	$2.18	$2.40
Closing price per share of common stock (at year end)	63.07	79.10	72.78	93.00	77.57
Average balance sheet:
Investment securities	$88,070	$91,768	$109,175	$111,730	$111,929
Total assets	223,385	223,334	269,334	299,743	286,430
Total deposits	161,408	158,262	193,225	235,404	222,874
Ratios and other metrics:
Return on average common equity	12.1%	9.4%	10.0%	10.7%	11.1%
Pre-tax margin	25.6	23.1	24.8	26.4	27.4
Pre-tax margin, excluding notable items(1)	28.8	25.8	26.3	27.6	28.4
Net interest margin, fully taxable-equivalent basis	1.47	1.42	0.97	0.74	1.03
Common equity tier 1 ratio(2)(3)(4)	11.7	11.7	12.3	14.3	13.6
Tier 1 capital ratio(2)(3)(4)	15.5	14.5	14.4	16.1	15.4
Total capital ratio(2)(3)(4)	16.3	15.6	15.3	17.5	16.8
Tier 1 leverage ratio(2)(3)	7.2	6.9	6.4	6.1	6.0
Supplementary leverage ratio(2)(3)	6.3	6.1	8.1	7.4	7.0
Assets under custody and/or administration (in trillions)	$31.62	$34.36	$38.79	$43.68	$36.74
Assets under management (in trillions)	2.51	3.12	3.47	4.14	3.48

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22	2021	2022	YTD2022 vs. YTD2021

Fee revenue:
Back office servicing fees	$1,266	$1,290	$1,289	$1,272	$1,268	$1,205	$1,126	$1,115	(12.3)%	(1.0)%	$5,117	$4,714	(7.9)%
Middle office services	103	104	102	105	100	92	93	88	(16.2)	(5.4)	414	373	(9.9)
Servicing fees	1,369	1,394	1,391	1,377	1,368	1,297	1,219	1,203	(12.6)	(1.3)	5,531	5,087	(8.0)
Management fees	493	504	526	530	520	490	472	457	(13.8)	(3.2)	2,053	1,939	(5.6)
Foreign exchange trading services	346	286	279	300	359	331	319	367	22.3	15.0	1,211	1,376	13.6
Securities finance	99	109	106	102	96	107	110	103	1.0	(6.4)	416	416	—
Front office software and data	96	148	116	124	138	126	127	159	28.2	25.2	484	550	13.6
Lending related and other fees	64	63	64	63	63	62	57	57	(9.5)	—	254	239	(5.9)
Software and processing fees	160	211	180	187	201	188	184	216	15.5	17.4	738	789	6.9
Other fee revenue	16	10	22	15	29	(43)	(5)	18	20.0	nm	63	(1)	nm
Total fee revenue	2,483	2,514	2,504	2,511	2,573	2,370	2,299	2,364	(5.9)	2.8	10,012	9,606	(4.1)
Net interest income:
Interest income	471	467	487	483	521	704	1,101	1,762	nm	60.0	1,908	4,088	nm
Interest expense	4	—	—	(1)	12	120	441	971	nm	nm	3	1,544	nm
Net interest income	467	467	487	484	509	584	660	791	63.4	19.8	1,905	2,544	33.5
Other income:
Gains (losses) related to investment securities, net	—	—	(1)	58	(1)	(1)	—	—	nm	—	57	(2)	nm
Other income	—	53	—	—	—	—	—	—	—	—	53	—	nm
Total other income	—	53	(1)	58	(1)	(1)	—	—	nm	—	110	(2)	nm
Total revenue	2,950	3,034	2,990	3,053	3,081	2,953	2,959	3,155	3.3	6.6	12,027	12,148	1.0
Provision for credit losses	(9)	(15)	(2)	(7)	—	10	—	10	nm	—	(33)	20	nm
Expenses:
Compensation and employee benefits	1,242	1,077	1,054	1,181	1,232	1,046	1,042	1,108	(6.2)	6.3	4,554	4,428	(2.8)
Information systems and communications	421	398	406	436	423	392	399	416	(4.6)	4.3	1,661	1,630	(1.9)
Transaction processing services	270	263	253	238	264	240	227	240	0.8	5.7	1,024	971	(5.2)
Occupancy	109	100	102	133	95	96	97	106	(20.3)	9.3	444	394	(11.3)
Acquisition and restructuring costs	10	11	18	26	9	12	13	31	19.2	nm	65	65	—
Amortization of other intangible assets	58	63	62	62	61	60	58	59	(4.8)	1.7	245	238	(2.9)
Other	222	199	221	254	243	262	274	296	16.5	8.0	896	1,075	20.0
Total expenses	2,332	2,111	2,116	2,330	2,327	2,108	2,110	2,256	(3.2)	6.9	8,889	8,801	(1.0)
Income before income tax expense	627	938	876	730	754	835	849	889	21.8	4.7	3,171	3,327	4.9
Income tax expense	108	175	162	33	150	88	159	156	nm	(1.9)	478	553	15.7
Net income	$519	$763	$714	$697	$604	$747	$690	$733	5.2	6.2	$2,693	$2,774	3.0

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22	2021	2022	YTD2022 vs. YTD2021
Adjustments to net income:
Dividends on preferred stock(1)	$(30)	$(34)	$(21)	$(34)	$(20)	$(35)	$(21)	$(36)	(5.9)%	(71.4)%	$(119)	$(112)	5.9%
Earnings allocated to participating securities	—	(1)	—	(1)	(1)	—	—	(1)	—	—	(2)	(2)	—
Net income available to common shareholders	$489	$728	$693	$662	$583	$712	$669	$696	5.1	4.0	$2,572	$2,660	3.4
Per common share:
Basic earnings	$1.39	$2.11	$1.99	$1.81	$1.59	$1.94	$1.82	$1.94	7.2	6.6	$7.30	$7.28	(0.3)
Diluted earnings	1.37	2.07	1.96	1.78	1.57	1.91	1.80	1.91	7.3	6.1	7.19	7.19	—
Average common shares outstanding (in thousands):
Basic	350,743	345,889	347,718	365,798	366,542	367,375	367,789	359,200	(1.8)	(2.3)	352,565	365,214	3.6
Diluted	355,690	351,582	353,494	371,685	372,037	372,123	372,418	363,923	(2.1)	(2.3)	357,962	370,109	3.4
Cash dividends declared per common share	$0.52	$0.52	$0.57	$0.57	$0.57	$0.57	$0.63	$0.63	10.5	—	$2.18	$2.40	10.1
Closing price per share of common stock (as of quarter end)	84.01	82.28	84.72	93.00	87.12	61.65	60.81	77.57	(16.6)	27.6	93.00	77.57	(16.6)
Balance sheet averages:
Investment securities	$107,809	$111,481	$113,635	$113,906	$119,286	$113,929	$108,875	$105,804	(7.1)	(2.8)	$111,730	$111,929	0.2
Total assets	296,328	308,195	291,459	303,007	295,010	291,435	275,168	284,346	(6.2)	3.3	299,743	286,430	(4.4)
Total deposits	226,232	242,310	233,266	239,680	233,268	228,417	213,302	216,799	(9.5)	1.6	235,404	222,874	(5.3)

Ratios and other metrics:
Effective tax rate	17.2%	18.6%	18.5%	4.6%	19.9%	10.5%	18.7%	17.6%	1,300	bps	(110)	bps	15.1%	16.6%	150	bps
Return on average common equity	8.4	12.6	11.6	10.3	9.5	12.1	11.2	11.8	150		60		10.7	11.1	40
Return on tangible common equity(2)	13.4	17.3	17.3	15.7	14.7	17.3	17.3	17.7	200		40		17.2	17.4	20
Pre-tax margin	21.3	30.9	29.3	23.9	24.5	28.3	28.7	28.2	430		(50)		26.4	27.4	100
Pre-tax margin, excluding notable items(3)	22.6	29.7	29.9	28.1	24.8	28.7	29.1	30.9	280		180		27.6	28.4	80
Net interest margin, fully taxable-equivalent basis	0.75	0.71	0.76	0.73	0.80	0.94	1.11	1.29	56		18		0.74	1.03	29
Common equity tier 1 ratio(4)(5)	10.8	11.2	13.5	14.3	11.9	12.9	13.2	13.6	(70)		40		14.3	13.6	(70)
Tier 1 capital ratio(4)(5)	12.4	12.9	15.2	16.1	13.4	14.6	14.9	15.4	(70)		50		16.1	15.4	(70)
Total capital ratio(4)(5)	14.0	14.3	16.6	17.5	14.8	15.9	16.2	16.8	(70)		60		17.5	16.8	(70)
Tier 1 leverage ratio(4)	5.4	5.2	6.3	6.1	5.9	6.0	6.4	6.0	(10)		(40)		6.1	6.0	(10)
Supplementary leverage ratio(4)	7.2	6.7	7.5	7.4	6.7	6.6	7.1	7.0	(40)		(10)		7.4	7.0	(40)
End-of-period securities on loan(6)	$451,913	$437,094	$417,142	$400,940	$412,162	$358,972	$353,108	$362,395	(9.6)%		2.6%		$400,940	$362,395	(9.6)%
Assets under custody and/or administration (in billions)	40,263	42,597	43,337	43,678	41,724	38,180	35,688	36,743	(15.9)		3.0		43,678	36,743	(15.9)
Assets under management (in billions)	3,591	3,897	3,862	4,138	4,022	3,475	3,265	3,481	(15.9)		6.6		4,138	3,481	(15.9)

(1) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of December 31, 2022 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $429,991 million, $457,604 million, $418,111 million and $412,403 million in the first, second, third and fourth quarters of 2021, respectively, and $397,522 million, $386,734 million, $365,883 million and $355,298 million in the first, second, third and fourth quarters of 2022.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of								% Change
(Dollars in millions, except per share amounts)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31. 2022	4Q22 vs. 4Q21	4Q22 vs. 3Q22
Assets:
Cash and due from banks	$4,552	$4,619	$4,606	$3,631	$2,976	$3,515	$2,748	$3,970	9.3%	44.5%
Interest-bearing deposits with banks	107,554	113,347	107,553	106,358	104,010	91,360	99,199	101,593	(4.5)	2.4
Securities purchased under resale agreements	5,238	3,997	2,847	3,012	803	5,203	1,308	5,215	73.1	nm
Trading account assets	786	721	720	758	754	728	685	650	(14.2)	(5.1)
Investment securities:
Investment securities available-for-sale	60,512	67,497	70,279	73,399	74,348	45,454	40,986	40,579	(44.7)	(1.0)
Investment securities held-to-maturity purchased under money market liquidity facility(1)	201	—	—	—	—	—	—	—	—	—
Investment securities held-to-maturity(2)	46,261	45,182	43,346	42,430	45,203	64,261	65,232	64,700	52.5	(0.8)
Total investment securities	106,974	112,679	113,625	115,829	119,551	109,715	106,218	105,279	(9.1)	(0.9)
Loans	31,585	30,704	32,797	32,532	35,141	33,565	36,113	32,150	(1.2)	(11.0)
Allowance for loan losses(3)	118	100	95	87	86	95	97	97	11.5	—
Loans, net	31,467	30,604	32,702	32,445	35,055	33,470	36,016	32,053	(1.2)	(11.0)
Premises and equipment, net(4)	2,143	2,169	2,191	2,261	2,229	2,240	2,283	2,315	2.4	1.4
Accrued interest and fees receivable	3,302	3,358	3,407	3,278	3,446	3,403	3,526	3,434	4.8	(2.6)
Goodwill	7,629	7,629	7,650	7,621	7,582	7,465	7,351	7,495	(1.7)	2.0
Other intangible assets	2,007	1,933	1,887	1,816	1,744	1,654	1,568	1,544	(15.0)	(1.5)
Other assets	45,233	45,472	45,951	37,615	44,200	41,470	42,666	37,902	0.8	(11.2)
Total assets	$316,885	$326,528	$323,139	$314,624	$322,350	$300,223	$303,568	$301,450	(4.2)	(0.7)
Liabilities:
Deposits:
Non-interest-bearing	$57,079	$61,742	$64,885	$56,461	$61,797	$55,062	$55,894	$46,755	(17.2)	(16.4)
Interest-bearing - U.S.	108,372	111,291	108,909	102,985	104,962	107,262	105,021	111,384	8.2	6.1
Interest-bearing - Non-U.S.	79,442	90,936	85,579	95,589	84,284	79,589	77,321	77,325	(19.1)	—
Total deposits(5)	244,893	263,969	259,373	255,035	251,043	241,913	238,236	235,464	(7.7)	(1.2)
Securities sold under repurchase agreements	587	658	637	1,575	4,277	951	4,250	1,177	(25.3)	(72.3)
Short-term borrowings under money market liquidity facility	200	—	—	—	—	—	—	—	—	—
Other short-term borrowings	642	635	549	128	18	73	109	2,097	nm	nm
Accrued expenses and other liabilities	31,722	23,067	22,288	17,048	26,866	17,989	21,326	22,525	32.1	5.6
Long-term debt	13,836	13,032	12,978	13,475	13,922	13,530	13,999	14,996	11.3	7.1
Total liabilities	291,880	301,361	295,825	287,261	296,126	274,456	277,920	276,259	(3.8)	(0.6)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	504	504	504	—	—
Surplus	10,227	10,246	10,763	10,787	10,762	10,757	10,760	10,730	(0.5)	(0.3)
Retained earnings	23,751	24,300	24,785	25,238	25,612	26,115	26,552	27,028	7.1	1.8
Accumulated other comprehensive income (loss)	(418)	(422)	(682)	(1,133)	(2,698)	(3,687)	(4,268)	(3,711)	nm	(13.1)
Treasury stock, at cost(8)	(11,035)	(11,437)	(10,032)	(10,009)	(9,932)	(9,898)	(9,876)	(11,336)	13.3	14.8
Total shareholders' equity	25,005	25,167	27,314	27,363	26,224	25,767	25,648	25,191	(7.9)	(1.8)
Total liabilities and equity	$316,885	$326,528	$323,139	$314,624	$322,350	$300,223	$303,568	$301,450	(4.2)	(0.7)

(1) Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$201	$—	$—	$—	$—	$—	$—	$—
(2) Fair value of investment securities held-to-maturity	46,752	45,685	43,728	42,271	42,834	60,103	58,320	57,913
(3) Total allowance for credit losses including off-balance sheet commitments	135	121	117	108	107	114	114	121
(4) Accumulated depreciation for premises and equipment	4,960	5,108	5,235	5,391	5,530	5,652	5,772	5,745
(5) Average total deposits	226,232	242,310	233,266	239,680	233,268	228,417	213,302	216,799
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	348,032,982	343,503,114	365,629,173	365,982,820	367,114,788	367,619,353	367,967,505	349,024,167
(8) Treasury stock shares	155,846,660	160,376,528	138,250,469	137,896,822	136,764,854	136,260,289	135,912,137	154,855,475

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters																% Change
	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22		3Q22		4Q22		4Q22 vs. 4Q21	4Q22 vs. 3Q22
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$95,235	(0.04)%	$99,438	(0.02)%	$79,375	—%	$86,154	(0.01)%	$76,741	0.05%	$76,531	0.36%	$68,918	1.16%	$83,809	2.66%	(2.7)%	21.6%
Securities purchased under resale agreements(2)	4,568	0.88	3,958	0.28	4,061	0.65	4,191	0.69	3,150	1.31	2,022	7.47	1,470	15.55	1,843	17.72	(56.0)	25.4
Trading account assets	800	—	729	—	733	0.02	747	0.01	761	—	746	0.01	701	—	677	—	(9.4)	(3.4)
Investment securities:
Investment securities available-for-sale	59,191	0.95	66,225	0.88	69,621	0.86	71,134	0.83	75,226	0.83	54,767	0.91	43,956	1.62	40,980	2.67	(42.4)	(6.8)
Investment securities held-to-maturity	47,356	1.54	45,243	1.47	44,014	1.47	42,772	1.45	44,060	1.56	59,162	1.55	64,919	1.67	64,824	1.89	51.6	(0.1)
Investment securities held-to-maturity purchased under money market liquidity facility	1,262	1.35	13	1.28	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment securities	107,809	1.21	111,481	1.12	113,635	1.10	113,906	1.06	119,286	1.10	113,929	1.24	108,875	1.65	105,804	2.19	(7.1)	(2.8)
Loans(3)	28,025	2.05	29,471	2.14	32,035	2.08	34,425	2.00	34,407	2.03	35,826	2.23	35,069	2.90	35,159	3.90	2.1	0.3
Other interest-earning assets	18,296	0.10	20,939	0.07	24,662	0.08	25,418	0.07	23,767	0.08	22,199	0.83	20,877	2.63	16,635	4.63	(34.6)	(20.3)
Total interest-earning assets	254,733	0.76	266,016	0.71	254,501	0.76	264,841	0.73	258,112	0.82	251,253	1.13	235,910	1.86	243,927	2.87	(7.9)	3.4
Cash and due from banks	4,529		5,594		5,103		4,998		4,018		3,829		3,461		3,311		(33.8)	(4.3)
Other assets	37,066		36,585		31,855		33,168		32,880		36,353		35,797		37,108		11.9	3.7
Total assets	$296,328		$308,195		$291,459		$303,007		$295,010		$291,435		$275,168		$284,346		(6.2)	3.3
Liabilities:
Interest-bearing deposits:
U.S.	$100,974	0.01%	$110,269	—%	$104,575	0.02%	$103,547	—%	$100,073	0.02%	$97,273	0.26%	$94,636	1.09%	$101,056	2.20%	(2.4)	6.8
Non-U.S.(4)	78,433	(0.37)	83,248	(0.32)	82,230	(0.33)	84,525	(0.31)	83,556	(0.32)	80,055	(0.20)	72,202	0.22	71,736	0.82	(15.1)	(0.6)
Total interest-bearing deposits(4)	179,407	(0.16)	193,517	(0.14)	186,805	(0.13)	188,072	(0.14)	183,629	(0.14)	177,328	0.05	166,838	0.71	172,792	1.62	(8.1)	3.6
Securities sold under repurchase agreements	1,017	0.05	477	(0.02)	332	—	847	(0.05)	2,279	(0.02)	4,486	0.26	3,814	0.23	3,933	0.93	nm	3.1
Short-term borrowings under money market liquidity facility	1,264	1.21	13	1.25	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other short-term borrowings	764	0.14	893	0.27	837	0.17	659	0.28	872	—	680	0.73	430	0.01	2,756	3.54	nm	nm
Long-term debt	13,819	1.74	13,461	1.60	13,021	1.59	13,243	1.62	14,265	1.82	13,702	2.12	13,958	2.78	14,601	3.87	10.3	4.6
Other interest-bearing liabilities	4,848	0.73	5,682	0.80	5,461	0.78	5,943	0.71	2,881	1.50	2,518	3.31	2,536	6.43	2,967	11.84	(50.1)	17.0
Total interest-bearing liabilities	201,119	0.01	214,043	—	206,456	—	208,764	—	203,926	0.02	198,714	0.24	187,576	0.93	197,049	1.95	(5.6)	5.1
Non-interest bearing deposits(5)	46,825		48,793		46,461		51,608		49,639		51,089		46,464		44,007		(14.7)	(5.3)
Other liabilities	22,423		20,131		12,775		15,266		14,678		15,969		15,453		17,835		16.8	15.4
Preferred shareholders' equity	2,378		1,976		1,976		1,976		1,976		1,976		1,976		1,976		—	—
Common shareholders' equity	23,583		23,252		23,791		25,393		24,791		23,687		23,699		23,479		(7.5)	(0.9)
Total liabilities and shareholders' equity	$296,328		$308,195		$291,459		$303,007		$295,010		$291,435		$275,168		$284,346		(6.2)	3.3

Total deposits	$226,232		$242,310		$233,266		$239,680		$233,268		$228,417		$213,302		$216,799		(9.5)	1.6

Excess of rate earned over rate paid		0.75%		0.71%		0.76%		0.73%		0.80%		0.89%		0.92%		0.91%
Net interest margin		0.75%		0.71%		0.76%		0.73%		0.80%		0.94%		1.11%		1.29%
Net interest income, fully taxable-equivalent basis		$471		$470		$490		$487		$512		$587		$662		$793
Tax-equivalent adjustment		(4)		(3)		(3)		(3)		(3)		(3)		(2)		(2)
Net interest income, GAAP-basis(4)		$467		$467		$487		$484		$509		$584		$660		$791

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $87 billion, $62 billion, $52 billion and $48 billion in the first, second, third and fourth quarters 2021, respectively, and approximately $55 billion, $71 billion, $73 billion and $85 billion in the first, second, third and fourth quarters of 2022. Excluding the impact of netting, the average interest rates would be approximately 0.04%, 0.02%, 0.05% and 0.06% in the first, second, third and fourth quarters of 2021, respectively, and approximately 0.07%, 0.21%, 0.31% and 0.38% in the first, second, third and fourth quarters of 2022.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $27,904 million, $29,352 million, $31,935 million and $34,331 million in the first, second, third and fourth quarters of 2021 and approximately $34,320 million, $35,741 million, $34,974 million and $35,063 million in the first, second, third and fourth quarters of 2022.

(4) Average rates includes the impact of FX swap expense of approximately ($21) million, ($16) million, ($16) million and ($14) million in the first, second, third and fourth quarters of 2021, respectively, and approximately ($13) million, ($3) million, $16 million and $20 million in the first, second, third and fourth quarters of 2022. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, (0.10)%, (0.10)% and (0.11)% in the first, second, third and fourth quarters of 2021, respectively, and approximately (0.11)%, 0.06%, 0.68% and 1.58% in the first, second, third and fourth quarters of 2022.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2021 and 2022, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2021		2022		YTD2022 vs YTD2021
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks	$89,996	(0.02)%	$76,498	1.10%	(15.0)%
Securities purchased under resale agreements(2)	4,193	0.63	2,116	8.88	(49.5)
Trading account assets	752	0.01	721	0.01	(4.1)
Investment securities:
Investment securities available-for-sale	66,584	0.88	53,613	1.37	(19.5)
Investment securities held-to-maturity	44,832	1.48	58,316	1.68	30.1
Investment securities held-to-maturity purchased under money market liquidity facility	314	1.35	—	—	nm
Total investment securities	111,730	1.12	111,929	1.53	0.2
Loans(3)	31,009	2.07	35,117	2.77	13.2
Other interest-earning assets	22,355	0.08	20,850	1.84	(6.7)
Total interest-earning assets	260,035	0.74	247,231	1.66	(4.9)
Cash and due from banks	5,057		3,652		(27.8)
Other assets	34,651		35,547		2.6
Total assets	$299,743		$286,430		(4.4)
Liabilities:
Interest-bearing deposits:
U.S.	$104,848	0.01	$98,252	0.90	(6.3)
Non-U.S.(4)	82,126	(0.33)	76,842	0.10	(6.4)
Total interest-bearing deposits(4)	186,974	(0.14)	175,094	0.55	(6.4)
Securities sold under repurchase agreements	667	—	3,633	0.39	nm
Short-term borrowings under money market liquidity facility	315	1.21	—	—	nm
Other short-term borrowings	788	0.21	1,188	2.18	50.8
Long-term debt	13,383	1.64	14,132	2.66	5.6
Other interest-bearing liabilities	5,486	0.75	2,725	5.91	(50.3)
Total interest-bearing liabilities	207,613	—	196,772	0.78	(5.2)
Non-interest bearing deposits(5)	48,430		47,780		(1.3)
Other liabilities	17,615		15,992		(9.2)
Preferred shareholders' equity	2,076		1,976		(4.8)
Common shareholders' equity	24,009		23,910		(0.4)
Total liabilities and shareholders' equity	$299,743		$286,430		(4.4)

Total deposits	$235,404		$222,874		(5.3)

Excess of rate earned over rate paid		0.74%		0.87%
Net interest margin		0.74%		1.03%
Net interest income, fully taxable-equivalent basis		$1,918		$2,554
Tax-equivalent adjustment		(13)		(10)
Net interest income, GAAP-basis(4)		$1,905		$2,544

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $62 billion and $71 billion as of December 31, 2021 and 2022, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.04% and 0.26% for the year ended December 31, 2021 and 2022, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of December 31, 2021 and 2022 was approximately $30,901 million and $35,026 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately ($68) million and $20 million for the year ended December 31, 2021 and 2022, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were (0.10)% and 0.54% for the year ended December 31, 2021 and 2022, respectively.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	4Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$35,603	3.88%	$27,282	1.31%	$10,049	2.70%	$10,875	2.02%	$83,809	2.66%
Total investment securities	87,006	2.37	7,639	0.63	3,472	1.37	7,687	2.14	105,804	2.19
Loans	28,281	4.07	4,651	2.83	1,378	3.62	849	4.40	35,159	3.90
Total other interest-earning assets(2)	17,088	6.22	541	(1.74)	114	4.02	1,412	2.74	19,155	5.72
Total interest-earning assets	$167,978	3.36	$40,113	1.31	$15,013	2.48	$20,823	2.20	$243,927	2.87

Total interest-bearing deposits(3)(4)	$100,189	2.39	$34,254	0.43	$15,411	0.44	$22,938	0.85	$172,792	1.62

	3Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$23,734	2.33%	$26,382	0.01%	$7,883	1.51%	$10,919	1.16%	$68,918	1.16%
Total investment securities	89,212	1.80	7,836	0.31	3,674	1.13	8,153	1.53	108,875	1.65
Loans	28,485	3.02	4,558	1.84	1,226	3.13	800	4.18	35,069	2.90
Total other interest-earning assets(2)	21,356	3.48	157	(0.47)	13	10.64	1,522	2.35	23,048	3.38
Total interest-earning assets	$162,787	2.30	$38,933	0.28	$12,796	1.56	$21,394	1.49	$235,910	1.86

Total interest-bearing deposits(3)(4)	$95,222	1.18	$33,709	(0.25)	$14,144	0.36	$23,763	0.42	$166,838	0.71

	4Q21
	USD		EUR		GBP		Other		Total
(Dollars in millions, or where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$22,171	0.32%	$24,688	(0.44)%	$13,545	0.09%	$25,750	0.05%	$86,154	(0.01)%
Total investment securities	87,108	1.25	13,128	0.28	4,011	0.75	9,659	0.55	113,906	1.06
Loans	25,989	2.10	3,921	1.93	1,492	1.71	3,023	1.40	34,425	2.00
Total other interest-earning assets(2)	28,538	0.16	64	(0.87)	16	(0.26)	1,738	0.15	30,356	0.15
Total interest-earning assets	$163,806	1.07	$41,801	0.01	$19,064	0.36	$40,170	0.27	$264,841	0.73

Total interest-bearing deposits(3)(4)	$102,216	0.09	$38,421	(0.56)	$16,931	—	$30,504	(0.46)	$188,072	(0.14)

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22		3Q22		4Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$28.5	0.44%	$32.5	0.53%	$36.1	0.59%	$38.8	0.63%	$42.9	0.72%	$30.3	0.73%	$23.5	1.33%	$21.9	2.16%
Asset-backed securities	7.9	0.86	9.1	0.84	9.4	0.88	7.6	0.82	6.7	0.79	6.7	1.22	6.2	2.21	5.9	3.68
Student loans	0.3	0.94	0.3	1.19	0.2	1.18	0.2	1.25	0.2	1.43	0.2	2.25	0.1	3.62	0.1	5.39
Credit cards	0.1	0.88	0.1	0.87	0.1	0.86	0.1	0.87	0.1	0.93	0.1	1.57	0.1	3.03	0.1	4.58
Auto & equipment	1.1	0.03	1.3	(0.01)	1.3	0.03	1.2	(0.02)	1.0	(0.01)	0.9	0.16	0.7	0.56	0.7	1.82
Non-U.S. residential mortgage backed securities	2.0	0.80	2.1	0.77	2.1	0.74	2.1	0.79	2.1	0.78	2.1	1.08	1.9	2.16	1.7	3.35
Collateralized loan obligation	4.2	1.16	5.2	1.10	5.4	1.16	3.8	1.11	3.2	1.06	3.2	1.59	3.1	2.63	3.1	4.23
Other	0.2	(0.12)	0.1	(0.09)	0.3	(0.07)	0.2	(0.20)	0.1	(0.37)	0.2	0.37	0.3	0.87	0.2	2.25
Mortgage-backed securities	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17
Agency MBS	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CMBS	3.8	0.78	5.6	0.53	6.5	0.50	8.0	0.43	9.2	0.40	8.9	0.59	8.2	1.72	7.5	3.24
Corporate bonds	5.4	1.33	5.3	1.29	5.0	1.27	4.3	1.29	3.9	1.02	2.8	1.32	2.1	1.53	2.1	1.87
Covered bonds	0.5	0.22	0.3	0.30	0.2	0.40	0.1	0.57	0.1	0.58	0.1	0.64	—	0.64	—	0.66
Municipal bonds	0.8	2.59	0.8	2.61	0.8	2.62	0.8	2.65	0.6	2.72	0.6	2.87	0.6	2.83	0.9	3.43
Clipper tax-exempt bonds	0.7	3.76	0.7	3.80	0.6	3.79	0.6	3.83	0.5	4.07	0.4	4.41	0.4	4.25	0.3	4.36
Other	1.3	0.93	1.2	0.94	1.4	0.93	1.5	0.92	1.6	0.86	1.5	0.98	1.1	1.17	0.6	2.55
Total available-for-sale portfolio	$59.2	0.95	$66.2	0.88	$69.6	0.86	$71.1	0.83	$75.3	0.83	$54.7	0.91	$44.0	1.62	$41.0	2.67

	1Q21		2Q21		3Q21		4Q21		1Q22		2Q22		3Q22		4Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$6.0	2.10%	$5.8	1.97%	$5.3	1.73%	$4.1	1.56%	$3.5	1.24%	$13.7	0.72%	$18.0	0.80%	$18.0	0.84%
Asset-backed securities	5.0	1.31	5.1	1.22	5.1	1.19	5.1	1.13	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48
Student loans	4.7	1.11	4.8	1.05	4.9	1.03	5.0	0.96	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48
Non-U.S. residential mortgage backed securities	0.3	4.56	0.3	4.14	0.2	4.52	0.1	8.31	—	—	—	—	—	—	—	—
Other	—	1.13	—	1.11	—	1.11	—	0.65	—	—	—	—	—	—	—	—
Mortgage-backed securities	31.3	1.51	29.5	1.38	28.7	1.40	28.7	1.43	30.6	1.67	35.9	1.84	37.4	1.90	37.6	2.12
Agency MBS	31.2	1.51	29.4	1.37	28.7	1.39	28.7	1.41	30.6	1.66	35.8	1.84	37.4	1.90	37.6	2.12
Non-agency MBS	0.1	4.21	0.1	4.44	—	4.93	—	5.38	—	12.22	0.1	4.45	—	13.21	—	14.43
CMBS	5.0	1.54	4.9	1.61	4.9	1.57	4.9	1.52	5.0	1.53	5.1	1.71	5.2	1.80	5.1	1.87
Held-to-maturity under money market liquidity facility	1.3	1.35	—	1.28	—	—	—	—	—	—	—	—	—	—	—	—
Total held-for-maturity portfolio	$48.6	1.54	$45.3	1.47	$44.0	1.47	$42.8	1.45	$44.0	1.56	$59.2	1.55	$64.9	1.67	$64.8	1.89

Total investment securities	$107.8	1.21	$111.5	1.12	$113.6	1.10	$113.9	1.06	$119.3	1.10	$113.9	1.24	$108.9	1.65	$105.8	2.19

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	36%	38%	22%	3%	—%	1%	—%	$22.1	54.4%	$(673)	88% / 12%
Asset-backed securities	—	92	8	—	—	—	—	5.9	14.4	(88)	0% / 100%
Student loans	—	—	100	—	—	—	—	0.1	2.0	(1)
Credit cards	—	100	—	—	—	—	—	0.1	1.5	(2)
Auto & equipment	—	71	29	—	—	—	—	0.6	10.8	(4)
Non-U.S. residential mortgage backed securities	—	93	6	—	—	1	—	1.6	27.7	(19)
Collateralized loan obligation	—	100	—	—	—	—	—	3.2	54.9	(61)
Other	—	65	35	—	—	—	—	0.3	3.1	(1)
Mortgage-backed securities	100	—	—	—	—	—	—	1.7	4.3	(86)	98% / 2%
Agency MBS	100	—	—	—	—	—	—	1.7	100.0	(86)
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	97	3	—	—	—	—	—	7.0	17.3	(178)	0% / 100%
Corporate bonds	—	—	14	49	37	—	—	2.1	5.3	(131)	90% / 10%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	100% / 0%
Municipal bonds	—	28	71	1	—	—	—	0.6	1.4	(13)	100% / 0%
Clipper tax-exempt bonds	—	13	68	19	—	—	—	0.3	0.7	(3)	0% / 100%
Other	—	1	50	49	—	—	—	0.9	2.2	(105)	93% / 7%
Total available-for-sale portfolio	40%	35%	16%	6%	2%	1%	—%	$40.6	100.0%	$(1,278)	60% / 40%

Fair Value	$16.5	$14.1	$6.6	$2.3	$0.9	$0.2	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	64%	16%	14%	2%	4%	—%	—%	$18.3	28.3%	$(646)	100% / 0%
Asset-backed securities	—	26	72	—	2	—	—	4.0	6.1	(133)	5% / 95%
Student loans	—	26	72	—	2	—	—	4.0	100.0	(133)
Non-U.S. residential mortgage backed securities	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	37.3	57.7	(5,203)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	37.3	100.0	(5,221)
Non-agency MBS	—	7	2	—	32	10	49	—	—	18
CMBS	97	3	—	—	—	—	—	5.1	7.9	(805)	94% / 6%
Total held-for-maturity portfolio	84%	6%	8%	1%	1%	—%	—%	$64.7	100.0%	$(6,787)	94% / 6%

Amortized Cost	$54.0	$4.0	$5.4	$0.4	$0.9	$—	$—

Total investment securities								$105.3			81% /19%

(1) At December 31, 2022, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $935 million, after-tax unrealized loss on securities held-to-maturity of $4,963 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $735 million.

(2) At December 31, 2022, fixed-to-floating rate securities had a book value of approximately $41 million or 0.04% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$3.7	AA	$2.7	$—	$—	$0.2	$—	$0.8
Australia	2.2	AAA	1.0	0.9	—	0.2	—	0.1
United Kingdom	1.4	AA	0.7	0.4	0.1	0.2	—	—
France	1.1	AAA	0.2	—	0.7	0.1	—	—
Germany	1.1	AA	0.8	—	0.3	—	—	—
Austria	0.8	AA	0.8	—	—	—	—	—
Japan	0.8	A	0.8	—	—	—	—	—
Hong Kong	0.7	AA	0.7	—	—	—	—	—
Netherlands	0.5	AA	0.1	0.2	0.1	0.1	—	—
Italy	0.3	AA	0.1	0.1	0.1	—	—	—
Spain	0.3	AA	0.2	—	0.1	—	—	—
Finland	0.2	AA	0.1	—	0.1	—	—	—
Republic of Korea	0.2	AA	0.1	—	0.1	—	—	—
Brazil	0.2	BB	0.2	—	—	—	—	—
Other	6.0	AAA	5.7	—	0.1	0.3	—	—
Total Non-U.S. Investments(3)	$19.5		$14.2	$1.6	$1.7	$1.1	$—	$0.9
U.S. Investments	21.1
Total available-for-sale	$40.6
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—	$—	$—	$—
Belgium	0.7	AA	0.7	—	—	—	—	—
France	0.6	AA	0.6	—	—	—	—	—
Austria	0.4	AA	0.4	—	—	—	—	—
Ireland	0.4	A	0.4	—	—	—	—	—
Singapore	0.3	AAA	0.3	—	—	—	—	—
Netherlands	0.2	AAA	0.2	—	—	—	—	—
Finland	0.2	AA	0.2	—	—	—	—	—
Germany	0.1	AA	0.1	—	—	—	—	—
Other	2.9	AAA	2.9	—	—	—	—	—
Total Non-U.S. Investments(3)	$6.6		$6.6	$—	$—	$—	$—	$—
U.S. Investments	58.1
Total held-for-maturity	$64.7

Total Investment Portfolio	$105.3

(1) Sovereign debt is reflected in the government / agency column.
(2) As of December 31, 2022, other non-U.S. investments include $5.7 billion supranational bonds in AFS securities and $2.9 billion supranational bonds in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$14,052	$15,048	$15,159	$15,722	$15,140	$13,609	$11,649	$12,261	(22.0)%	5.3%
Mutual funds	10,439	10,873	11,505	11,575	10,825	9,642	9,289	9,610	(17.0)	3.5
Pension products	7,843	8,291	8,497	8,443	8,191	7,764	7,669	7,734	(8.4)	0.8
Insurance and other products	7,929	8,385	8,176	7,938	7,568	7,165	7,081	7,138	(10.1)	0.8
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	$35,688	$36,743	(15.9)	3.0
By Asset Class:
Equities	$22,825	$24,792	$25,350	$25,974	$25,249	$21,953	$19,889	$20,575	(20.8)	3.4
Fixed-income	13,022	13,079	12,808	12,587	11,303	10,716	10,150	10,318	(18.0)	1.7
Short-term and other investments	4,416	4,726	5,179	5,117	5,172	5,511	5,649	5,850	14.3	3.6
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	$35,688	$36,743	(15.9)	3.0
By Geographic Location(2):
Americas	$29,530	$31,280	$31,934	$32,427	$31,027	$28,207	$26,051	$26,981	(16.8)	3.6
Europe/Middle East/Africa	8,256	8,716	8,748	8,599	8,103	7,498	6,990	7,136	(17.0)	2.1
Asia/Pacific	2,477	2,601	2,655	2,652	2,594	2,475	2,647	2,626	(1.0)	(0.8)
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	$38,180	$35,688	$36,743	(15.9)	3.0
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$11,895	$12,785	$12,881	$13,448	$13,107	$11,669	$9,932	$10,464	(22.2)	5.4
Mutual funds	8,811	9,188	9,369	9,491	8,833	7,869	7,594	7,811	(17.7)	2.9
Pension products	6,283	6,671	6,798	6,733	6,576	6,215	6,204	6,247	(7.2)	0.7
Insurance and other products	3,145	3,303	3,316	3,173	2,931	2,856	2,748	2,714	(14.5)	(1.2)
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	$28,609	$26,478	$27,236	(17.1)	2.9
By Geographic Location(2):
Americas	$22,715	$24,015	$24,380	$24,864	$23,655	$21,389	$19,581	$20,246	(18.6)	3.4
Europe/Middle East/Africa	5,564	5,957	5,994	5,988	5,786	5,309	4,818	4,931	(17.7)	2.3
Asia/Pacific	1,855	1,975	1,990	1,993	2,006	1,911	2,079	2,059	3.3	(1.0)
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	$28,609	$26,478	$27,236	(17.1)	2.9

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$84	$83	$79	$80	$67	$62	$53	$54	(32.5)%	1.9%
Passive	2,198	2,378	2,361	2,594	2,463	2,024	1,890	2,074	(20.0)	9.7
Total Equity	2,282	2,461	2,440	2,674	2,530	2,086	1,943	2,128	(20.4)	9.5
Fixed-Income:
Active	91	100	101	103	98	89	79	83	(19.4)	5.1
Passive	463	510	509	520	503	461	439	471	(9.4)	7.3
Total Fixed-Income	554	610	610	623	601	550	518	554	(11.1)	6.9
Cash(1)	372	381	367	368	393	403	410	376	2.2	(8.3)
Multi-Asset-Class Solutions:
Active	34	35	35	34	33	29	25	28	(17.6)	12.0
Passive	155	172	174	188	196	173	167	181	(3.7)	8.4
Total Multi-Asset-Class Solutions	189	207	209	222	229	202	192	209	(5.9)	8.9
Alternative Investments(2):
Active	27	63	58	56	51	42	35	35	(37.5)	—
Passive	167	175	178	195	218	192	167	179	(8.2)	7.2
Total Alternative Investments	194	238	236	251	269	234	202	214	(14.7)	5.9
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	$3,475	$3,265	$3,481	(15.9)	6.6
By Geographic Location:
North America	$2,512	$2,749	$2,732	$2,931	$2,878	$2,525	$2,396	$2,544	(13.2)	6.2
Europe/Middle East/Africa	530	570	558	592	593	521	474	511	(13.7)	7.8
Asia/Pacific	549	578	572	615	551	429	395	426	(30.7)	7.8
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	$3,475	$3,265	$3,481	(15.9)	6.6

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$69	$73	$69	$72	$84	$77	$63	$67	(6.9)%	6.3%
Equity	777	844	849	970	940	791	734	817	(15.8)	11.3
Fixed-Income	122	128	131	135	134	130	121	134	(0.7)	10.7
Multi-Asset	—	1	1	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$968	$1,046	$1,050	$1,178	$1,159	$999	$919	$1,019	(13.5)	10.9

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$165.2	$195.7	$149.8	$101.7	$(66.7)	$(277.9)	$(193.0)	$(353.2)
Money Market	156.4	33.1	15.2	200.8	(143.4)	(35.1)	(26.0)	169.1
ETF	148.4	122.6	77.1	156.5	181.2	93.2	109.9	188.2
Total Flows	$470.0	$351.4	$242.1	$459.0	$(28.9)	$(219.8)	$(109.1)	$4.1

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$237.0	$225.8	$192.1	$154.6	$9.7	$(79.5)	$(94.1)	$(90.2)
Money Market	(91.0)	(9.8)	(4.3)	109.7	(68.9)	(7.3)	(11.0)	150.9
ETF	54.2	51.1	36.8	34.7	45.4	16.0	(8.6)	14.2
Total Flows	$200.2	$267.1	$224.6	$299.0	$(13.8)	$(70.8)	$(113.7)	$74.9

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The fourth quarter of 2022 data for North America (US domiciled) includes Morningstar actuals for October and November 2022 and Morningstar estimates for December 2022.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The fourth quarter of 2022 data for Europe is on a rolling three month basis for September 2022 through November 2022, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	4Q21	3Q22	4Q22		4Q22 vs. 4Q21	4Q22 vs. 3Q22		4Q21		3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22		4Q21	3Q22		4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22	4Q21	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22
Servicing fees	$1,377	$1,219	$1,203		(12.6)%	(1.3)%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,377	$1,219	$1,203	(12.6)%	(1.3)%
Management fees	—	—	—		—	—		530		472	457	(13.8)	(3.2)		—	—		—	—	—	530	472	457	(13.8)	(3.2)
Foreign exchange trading services	280	293	323		15.4	10.2		20		26	21	5.0	(19.2)		—	—		23	nm	nm	300	319	367	22.3	15.0
Securities finance	98	105	97		(1.0)	(7.6)		4		5	6	50.0	20.0		—	—		—	—	—	102	110	103	1.0	(6.4)
Software and processing fees	187	184	216		15.5	17.4		—		—	—	—	—		—	—		—	—	—	187	184	216	15.5	17.4
Other fee revenue	14	12	—		nm	nm		1		(17)	18	nm	nm		—	—		—	—	—	15	(5)	18	20.0	nm
Total fee revenue	1,956	1,813	1,839		(6.0)	1.4		555		486	502	(9.5)	3.3		—	—		23	nm	nm	2,511	2,299	2,364	(5.9)	2.8
Net interest income	487	663	791		62.4	19.3		(3)		(3)	—	nm	nm		—	—		—	—	—	484	660	791	63.4	19.8
Total other income	—	—	—		—	nm		—		—	—	—	—		58	—		—	nm	—	58	—	—	nm	—
Total revenue	2,443	2,476	2,630		7.7	6.2		552		483	502	(9.1)	3.9		58	—		23	(60.3)	nm	3,053	2,959	3,155	3.3	6.6
Provision for credit losses	(7)	—	10		nm	nm		—		—	—	—	—		—	—		—	—	—	(7)	—	10	nm	nm
Total expenses	1,793	1,760	1,808		0.8	2.7		363		335	345	(5.0)	3.0		174	15		103	(40.8)	nm	2,330	2,110	2,256	(3.2)	6.9
Income before income tax expense	$657	$716	$812		23.6	13.4		$189		$148	$157	(16.9)	6.1		$(116)	$(15)		$(80)	(31.0)	nm	$730	$849	$889	21.8	4.7
Pre-tax margin	26.9%	28.9%	30.9%		400	200	bps	34.2%		30.6%	31.3%	(290)	70	bps							23.9%	28.7%	28.2%	430	(50)	bps

	Year Ended December 31,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2021	2022	YTD2022 vs. YTD2021		2021	2022		YTD2022 vs. YTD2021		2021	2022	YTD2022 vs. YTD2021	2021		2022	YTD2022 vs. YTD2021
Servicing fees	$5,531	$5,087	(8.0)%		$—	$—		—%		$—	$—	—%	$5,531		$5,087	(8.0)%
Management fees	—	—	—		2,053	1,939		(5.6)		—	—	—	2,053		1,939	(5.6)
Foreign exchange trading services	1,149	1,271	10.6		62	82		32.3		—	23	nm	1,211		1,376	13.6
Securities finance	402	397	(1.2)		14	19		35.7		—	—	—	416		416	—
Software and processing fees	738	789	6.9		—	—		—		—	—	—	738		789	6.9
Other fee revenue	59	46	(22.0)		4	(47)		nm		—	—	—	63		(1)	nm
Total fee revenue	7,879	7,590	(3.7)		2,133	1,993		(6.6)		—	23	nm	10,012		9,606	(4.1)
Net interest income	1,919	2,551	32.9		(14)	(7)		(50.0)		—	—	—	1,905		2,544	33.5
Total other income	(1)	(2)	nm		—	—		—		111	—	nm	110		(2)	nm
Total revenue	9,797	10,139	3.5		2,119	1,986		(6.3)		111	23	(79.3)	12,027		12,148	1.0
Provision for loan losses	(33)	20	nm		—	—		—		—	—	—	(33)		20	nm
Total expenses	7,182	7,260	1.1		1,445	1,396		(3.4)		262	145	(44.7)	8,889		8,801	(1.0)
Income before income tax expense	$2,648	$2,859	8.0		$674	$590		(12.5)		$(151)	$(122)	(19.2)	$3,171		$3,327	4.9
Pre-tax margin	27.0%	28.2%	120	bps	31.8%	29.7%		(210)	bps				26.4%		27.4%	100	bps

(1) Represents amounts that are not allocated to a specific line of business, including certain severance and restructuring charges, employee costs, acquisition costs, revenue-related recoveries and certain provisions for legal contingencies.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters								% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22
Allowance for credit losses:
Beginning balance	$148	$135	$121	$117	$108	$107	$114	$114	(2.6)%	—%
Provision for credit losses (funded commitments)	—	(19)	(3)	(7)	—	11	2	2	nm	—
Provision for credit losses (unfunded commitments)	(7)	4	1	—	—	(1)	(2)	8	nm	nm
Provision for credit losses (investment securities and all other)	(2)	—	—	—	—	—	—	—	—	—
Total provision	(9)	(15)	(2)	(7)	—	10	—	10	nm	nm
Charge-offs	—	(1)	(1)	—	(1)	(3)	—	(3)	nm	nm
Other(1)	(4)	2	(1)	(2)	—	—	—	—	nm	—
Ending balance(2)	$135	$121	$117	$108	$107	$114	$114	$121	12.0	6.1

Allowance for credit losses:
Loans	$118	$100	$95	$87	$86	$95	$97	$97	11.5	—
Investment securities	2	2	2	2	2	1	1	1	(50.0)	—
Unfunded (off-balance sheet) commitments	15	19	20	19	19	18	16	23	21.1	43.8
All other	—	—	—	—	—	—	—	—	—	—
Ending balance(2)	$135	$121	$117	$108	$107	$114	$114	$121	12.0	6.1

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21		4Q22 vs. 3Q22		2021	2022	YTD2022 vs. YTD2021
Fee Revenue:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	$2,299	$2,364	(5.9)%		2.8%		$10,012	$9,606	(4.1)%
Less: Fee revenue(1)	—	—	—	—	—	—	—	(23)	nm		nm		—	(23)	nm
Total fee revenue, excluding notable items	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	$2,299	$2,341	(6.8)		1.8		$10,012	$9,583	(4.3)

Total Revenue:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	$2,953	$2,959	$3,155	3.3%		6.6%		$12,027	$12,148	1.0%
Less: Fee revenue(1)	—	—	—	—	—	—	—	(23)	nm		nm		—	(23)	nm
Less: total other income(2)	—	(53)	—	(58)	—	—	—	—	nm		—		(111)	—	nm
Total revenue, excluding notable items	$2,950	$2,981	$2,990	$2,995	$3,081	$2,953	$2,959	$3,132	4.6		5.8		$11,916	$12,125	1.8

Expenses:
Total expenses, GAAP-basis	$2,332	$2,111	$2,116	$2,330	$2,327	$2,108	$2,110	$2,256	(3.2)%		6.9%		$8,889	$8,801	(1.0)%
Less: Notable expense items:
Acquisition and restructuring costs(3)	(10)	(11)	(18)	(26)	(9)	(12)	(13)	(31)	19.2		nm		(65)	(65)	—
Repositioning (charges) / release	—	—	—	3	—	—	—	(70)	nm		nm		3	(70)	nm
Deferred incentive compensation expense acceleration(4)	—	—	—	(147)	—	—	—	—	nm		—		(147)	—	nm
Legal and other	(29)	11	—	—	—	—	—	—	—		—		(18)	—	nm
Total expenses, excluding notable items	2,293	2,111	2,098	2,160	2,318	2,096	2,097	2,155	(0.2)		2.8		8,662	8,666	—
Seasonal expenses	(176)	—	—	—	(208)	—	—	—	—		—		(176)	(208)	18.2
Total expenses, excluding notable items and seasonal expenses	$2,117	$2,111	$2,098	$2,160	$2,110	$2,096	$2,097	$2,155	(0.2)		2.8		$8,486	$8,458	(0.3)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	$2,299	$2,364	(5.9)%		2.8%		$10,012	$9,606	(4.1)%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	2,108	2,110	2,256	(3.2)		6.9		8,889	8,801	(1.0)
Fee operating leverage, GAAP-basis									(270)	bps	(410)	bps			(310)	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,483	$2,514	$2,504	$2,511	$2,573	$2,370	$2,299	$2,341	(6.8)%		1.8%		$10,012	$9,583	(4.3)%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	2,096	2,097	2,155	(0.2)		2.8		8,662	8,666	—
Fee operating leverage, excluding notable items									(660)	bps	(100)	bps			(430)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	$2,953	$2,959	$3,155	3.3%		6.6%		$12,027	$12,148	1.0%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	2,108	2,110	2,256	(3.2)		6.9		8,889	8,801	(1.0)
Operating leverage, GAAP-basis									650	bps	(30)	bps			200	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,950	$2,981	$2,990	$2,995	$3,081	$2,953	$2,959	$3,132	4.6%		5.8%		$11,916	$12,125	1.8%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	2,096	2,097	2,155	(0.2)		2.8		8,662	8,666	—
Operating leverage, excluding notable items									480	bps	300	bps			180	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

Quarters									% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21		4Q22 vs. 3Q22		2021	2022	YTD2022 vs. YTD2021
Net Income :
Net Income GAAP-basis	$519	$763	$714	$697	$604	$747	$690	$733	5.2%		6.2%		$2,693	$2,774	3.0%
Less: Notable items
Fee revenue(1)	—	—	—	—	—	—	—	(23)					—	(23)
Total other income(2)	—	(53)	—	(58)	—	—	—	—					(111)	—
Acquisition and restructuring costs(3)	10	11	18	26	9	12	13	31					65	65
Repositioning charges / (release)	—	—	—	(3)	—	—	—	70					(3)	70
Deferred incentive compensation expense acceleration (4)	—	—	—	147	—	—	—	—					147	—
Legal and other	29	(11)	—	—	—	—	—	—					18	—
Tax impact of notable items	(10)	16	(5)	(29)	(2)	(3)	(3)	(21)					(28)	(29)
Net Income, excluding notable items	$548	$726	$727	$780	$611	$756	$700	$790	1.3		12.9		$2,781	$2,857	2.7

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$489	$728	$693	$662	$583	$712	$669	$696	5.1%		4.0%		$2,572	$2,660	3.4%
Less: Notable items
Fee revenue(1)	—	—	—	—	—	—	—	(23)					—	(23)
Total other income(2)	—	(53)	—	(58)	—	—	—	—					(111)	—
Acquisition and restructuring costs(3)	10	11	18	26	9	12	13	31					65	65
Repositioning charges / (release)	—	—	—	(3)	—	—	—	70					(3)	70
Deferred incentive compensation expense acceleration(4)	—	—	—	147	—	—	—	—					147	—
Legal and other	29	(11)	—	—	—	—	—	—					18	—
Preferred securities redemption(5)	5	—	—	—	—	—	—	—					5	—
Tax impact of notable items	(10)	16	(5)	(29)	(2)	(3)	(3)	(21)					(28)	(29)
Net Income Available to Common Shareholders, excluding notable items	$523	$691	$706	$745	$590	$721	$679	$753	1.1		10.9		$2,665	$2,743	2.9

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.37	$2.07	$1.96	$1.78	$1.57	$1.91	$1.80	$1.91	7.3%		6.1%		$7.19	$7.19	—%
Less: Notable items
Fee revenue(1)	—	—	—	—	—	—	—	(0.05)					—	(0.05)
Total other income(2)	—	(0.10)	—	(0.11)	—	—	—	—					(0.23)	—
Acquisition and restructuring costs(3)	0.02	0.02	0.04	0.05	0.02	0.03	0.02	0.07					0.14	0.13
Repositioning charges / (release)	—	—	—	(0.01)	—	—	—	0.14					(0.01)	0.14
Deferred incentive compensation expense acceleration(4)	—	—	—	0.29	—	—	—	—					0.30	—
Legal and other	0.06	(0.02)	—	—	—	—	—	—					0.04	—
Preferred securities redemption(5)	0.02	—	—	—	—	—	—	—					0.01	—
Diluted earnings per share, excluding notable items	$1.47	$1.97	$2.00	$2.00	$1.59	$1.94	$1.82	$2.07	3.5		13.7		$7.44	$7.41	(0.4)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.3%	30.9%	29.3%	23.9%	24.5%	28.3%	28.7%	28.2%	430	bps	(50)	bps	26.4%	27.4%	100	bps
Less: Notable items
Fee revenue(1)	—	—	—	—	—	—	—	(0.5)					—	(0.1)
Total other income(2)	—	(1.2)	—	(1.4)	—	—	—	—					(0.7)	—
Acquisition and restructuring costs(3)	0.3	0.4	0.6	0.8	0.3	0.4	0.4	1.0					0.5	0.5
Repositioning charges	—	—	—	—	—	—	—	2.2					—	0.6
Deferred incentive compensation expense acceleration(4)	—	—	—	4.8	—	—	—	—					1.2	—
Legal and other	1.0	(0.4)	—	—	—	—	—	—					0.2	—
Pre-tax margin, excluding notable items	22.6%	29.7%	29.9%	28.1%	24.8%	28.7%	29.1%	30.9%	280		180		27.6%	28.4%	80

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	4Q22 vs. 4Q21		4Q22 vs. 3Q22		2021	2022	YTD2022 vs. YTD2021
Return on Average Common Equity:
Return on average common equity, GAAP-basis	8.4%	12.6%	11.6%	10.3%	9.5%	12.1%	11.2%	11.8%	150	bps	60	bps	10.7%	11.1%	40	bps
Less: Notable items
Fee revenue(1)	—	—	—	—	—	—	—	(0.4)					—	(0.1)
Total other income(2)	—	(1.0)	—	(0.9)	—	—	—	—					(0.5)	—
Acquisition and restructuring costs(3)	0.2	0.2	0.3	0.4	0.2	0.1	0.2	0.5					0.3	0.3
Repositioning charges	—	—	—	—	—	—	—	1.1					—	0.3
Deferred incentive compensation expense acceleration(4)	—	—	—	2.3	—	—	—	—					0.6	—
Legal and other	0.5	(0.2)	—	—	—	—	—	—					0.1	—
Preferred securities redemption(5)	0.1	—	—	—	—	—	—	—					—	—
Tax impact of notable items	(0.2)	0.3	(0.1)	(0.5)	—	—	—	(0.3)					(0.1)	(0.1)
Return on average common equity, excluding notable items	9.0%	11.9%	11.8%	11.6%	9.7%	12.2%	11.4%	12.7%	110		130		11.1%	11.5%	40

(1) Amount in 2022 consists of a $23 million revenue-related recovery related to settlement proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Amount in 2021 consists of $58 million related to the sale of investment securities and $53 million gain on the sale of a majority share of our WMS business.
(3) Acquisition and restructuring costs of approximately $31 million in 4Q22 related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(4) Amount in 2021 reflects $142 million related to the acceleration of expenses associated with certain cash settled deferred incentive compensation awards and $5 million related to employee benefits.

(5) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2018(1)	2019	2020	2021	2022
Total revenue:
Total revenue, GAAP-basis	$12,131	$11,756	$11,703	$12,027	$12,148
Less: Fees revenue	—	—	—	—	(23)
Less: Total other income	—	(44)	—	(111)	—
Add: Legal and other	8	—	—	—	—
Total revenue, excluding notable items	12,139	11,712	11,703	11,916	12,125

Provision for credit losses	15	10	88	(33)	20
Total expenses:
Total expenses, GAAP-basis	9,015	9,034	8,716	8,889	8,801
Less:
Acquisition and restructuring costs	(24)	(77)	(50)	(65)	(65)
Deferred incentive compensation expense acceleration	—	—	—	(147)	—
Legal and other	(42)	(172)	9	(18)	—
Repositioning (charges) / release(1)	(324)	(110)	(133)	3	(70)
Total expenses, excluding notable items	8,625	8,675	8,542	8,662	8,666
Income before income tax expense, excluding notable items	$3,499	$3,027	$3,073	$3,287	$3,439

Income before income tax expense, GAAP-basis	$3,101	$2,712	$2,899	$3,171	$3,327

Pre-tax margin, excluding notable items	28.8%	25.8%	26.3%	27.6%	28.4%
Pre-tax margin, GAAP-basis	25.6	23.1	24.8	26.4	27.4

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q21	3Q22	4Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22	4Q22 vs. 4Q21	4Q22 vs. 3Q22
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,272	$1,126	$1,115	$(37)	$1	$1,152	$1,114	(9.4)%	(1.1)%
Middle office services	105	93	88	(2)	—	90	88	(14.3)	(5.4)
Servicing fees	1,377	1,219	1,203	(39)	1	1,242	1,202	(9.8)	(1.4)
Management fees	530	472	457	(11)	2	468	455	(11.7)	(3.6)
Foreign exchange trading services	300	319	367	—	—	367	367	22.3	15.0
Securities finance	102	110	103	(1)	—	104	103	2.0	(6.4)
Front office software and data	124	127	159	(1)	—	160	159	29.0	25.2
Lending related and other fees	63	57	57	—	—	57	57	(9.5)	—
Software and processing fees	187	184	216	(1)	—	217	216	16.0	17.4
Other fee revenue	15	(5)	18	1	1	17	17	13.3	nm
Total fee revenue	2,511	2,299	2,364	(51)	4	2,415	2,360	(3.8)	2.7
Net interest income	484	660	791	(13)	2	804	789	66.1	19.5
Total other income	58	—	—	—	—	—	—	nm	nm
Total revenue	$3,053	$2,959	$3,155	$(64)	$6	$3,219	$3,149	5.4	6.4
Expenses:
Compensation and employee benefits	$1,181	$1,042	$1,108	$(37)	$(1)	$1,145	$1,109	(3.0)	6.4
Information systems and communications	436	399	416	(4)	—	420	416	(3.7)	4.3
Transaction processing services	238	227	240	(7)	—	247	240	3.8	5.7
Occupancy	133	97	106	(6)	—	112	106	(15.8)	9.3
Acquisition and restructuring costs	26	13	31	—	—	31	31	19.2	138.5
Amortization of other intangible assets	62	58	59	(2)	—	61	59	(1.6)	1.7
Other	254	274	296	(8)	—	304	296	19.7	8.0
Total expenses	$2,330	$2,110	$2,256	$(64)	$(1)	$2,320	$2,257	(0.4)	7.0

Total expenses, excluding notable items - Non-GAAP	$2,160	$2,097	$2,155	$(64)	$(1)	$2,219	$2,156	2.7	2.8
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,094	1,055	1,097	(27)	—	1,124	1,097	2.7	4.0

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2021	2022	YTD2022 vs.YTD2021	2022	YTD2022 vs. YTD2021
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$5,117	$4,714	$(139)	$4,853	(5.2)%
Middle office services	414	373	(8)	381	(8.0)
Servicing fees	5,531	5,087	(147)	5,234	(5.4)
Management fees	2,053	1,939	(38)	1,977	(3.7)
Foreign exchange trading services	1,211	1,376	—	1,376	13.6
Securities finance	416	416	(4)	420	1.0
Front office software and data	484	550	(2)	552	14.0
Lending related and other fees	254	239	(4)	243	(4.3)
Software and processing fees	738	789	(6)	795	7.7
Other fee revenue	63	(1)	(2)	1	(98.4)
Total fee revenue	10,012	9,606	(197)	9,803	(2.1)
Net interest income	1,905	2,544	(47)	2,591	36.0
Total other income	110	(2)	—	(2)	nm
Total revenue	$12,027	$12,148	$(244)	$12,392	3.0
Expenses:
Compensation and employee benefits	$4,554	$4,428	$(135)	$4,563	0.2
Information systems and communications	1,661	1,630	(15)	1,645	(1.0)
Transaction processing services	1,024	971	(23)	994	(2.9)
Occupancy	444	394	(16)	410	(7.7)
Acquisition and restructuring costs	65	65	—	65	—
Amortization of other intangible assets	245	238	(8)	246	0.4
Other	896	1,075	(25)	1,100	22.8
Total expenses	$8,889	$8,801	$(222)	$9,023	1.5

Total expenses, excluding notable items - Non-GAAP	$8,662	$8,666	$(222)	$8,888	2.6
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	4,223	4,288	(87)	4,375	3.6

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items was $1,058 million in 4Q22, $1,042 million in 3Q22 and $1,066 million in 4Q21, and $4,378 million and $4,439 million for full year 2022 and 2021, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
Average consolidated total assets		$296,328	$308,195	$291,459	$303,007	$295,010	$291,435	$275,168	$284,346
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599	7,501	7,405	7,422
Average other intangible assets		1,798	1,987	1,901	1,850	1,782	1,693	1,607	1,553
Average cash balances held at central banks in excess of required reserves		92,207	97,257	77,207	83,931	73,339	71,714	63,407	77,739
Plus related deferred tax liabilities		489	490	495	499	499	494	488	490
Average tangible assets	A	$195,150	$201,789	$205,225	$210,097	$212,789	$211,021	$203,237	$198,122
Average consolidated common shareholders' equity		$23,583	$23,252	$23,791	$25,393	$24,791	$23,687	$23,699	$23,479
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599	7,501	7,405	7,422
Average other intangible assets		1,798	1,987	1,901	1,850	1,782	1,693	1,607	1,553
Plus related deferred tax liabilities		489	490	495	499	499	494	488	490
Average tangible common equity	B	$14,612	$14,103	$14,764	$16,414	$15,909	$14,987	$15,175	$14,994
Average tangible common equity ratio	B/A	7.5%	7.0%	7.2%	7.8%	7.5%	7.1%	7.5%	7.6%

GAAP-basis:
Net income available to common shareholders		$489	$728	$693	$662	$583	$712	$669	$696
Return on tangible common equity - Non-GAAP		13.4%	17.3%	17.3%	15.7%	14.7%	17.3%	17.3%	17.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)								Basel III Standardized Approach(2)
(Dollars in millions)		1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$13,443	$13,691	$15,831	$15,947	$15,026	$14,882	$15,126	$14,547	$13,443	$13,691	$15,831	$15,947	$15,026	$14,882	$15,126	$14,547
Total risk-weighted assets	B	113,051	116,458	114,878	111,398	114,969	110,447	107,771	105,385	124,324	121,922	117,229	111,667	126,725	115,404	114,682	107,227
Common equity tier 1 risk-based capital ratio	A/B	11.9%	11.8%	13.8%	14.3%	13.1%	13.5%	14.0%	13.8%	10.8%	11.2%	13.5%	14.3%	11.9%	12.9%	13.2%	13.6%

Tier 1 capital	C	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$17,102	$16,523	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$17,102	$16,523
Tier 1 risk-based capital ratio	C/B	13.6%	13.5%	15.5%	16.1%	14.8%	15.3%	15.9%	15.7%	12.4%	12.9%	15.2%	16.1%	13.4%	14.6%	14.9%	15.4%

Total capital	D	$17,220	$17,259	$19,397	$19,511	$18,588	$18,239	$18,482	$17,899	$17,355	$17,379	$19,514	$19,619	$18,693	$18,352	$18,594	$18,019
Total risk-based capital ratio	D/B	15.2%	14.8%	16.9%	17.5%	16.2%	16.5%	17.1%	17.0%	14.0%	14.3%	16.6%	17.6%	14.8%	15.9%	16.2%	16.8%

Tier 1 capital	E	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$17,102	$16,523	$15,419	$15,667	$17,807	$17,923	$17,002	$16,858	$17,102	$16,523
Leverage exposure(3)	F	285,480	298,682	281,952	293,567	285,788	282,526	266,622	275,678	285,480	298,682	281,952	293,567	285,788	282,526	266,622	275,678
Tier 1 leverage ratio	E/F	5.4%	5.2%	6.3%	6.1%	5.9%	6.0%	6.4%	6.0%	5.4%	5.2%	6.3%	6.1%	5.9%	6.0%	6.4%	6.0%

On-and off-balance sheet leverage exposure		$223,451	$241,743	$246,609	$251,879	$264,616	$263,538	$250,070	$246,017	$223,451	$241,743	$246,609	$251,879	$264,616	$263,538	$250,070	$246,017
Less: regulatory deductions		(9,586)	(9,500)	(9,507)	(9,440)	(9,222)	(8,909)	(8,546)	(8,668)	(9,586)	(9,500)	(9,507)	(9,440)	(9,222)	(8,909)	(8,546)	(8,668)
Total leverage exposure for SLR	G	213,865	232,243	237,102	242,439	255,394	254,394	241,524	237,349	213,865	232,243	237,102	242,439	255,394	254,394	241,524	237,349
Supplementary leverage ratio(4)	E/G	7.2%	6.7%	7.5%	7.4%	6.7%	6.6%	7.1%	7.0%	7.2%	6.7%	7.5%	7.4%	6.7%	6.6%	7.1%	7.0%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of December 31, 2022 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of December 31, 2022 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.